UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019

China Automotive Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

D8 Henglong Building, Optics Valley Software Park

No. 1 Guanshan First Avenue, Wuhan City

Hubei Province

The People’s Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-8757-0028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CAAS	The Nasdaq Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2019 annual meeting of stockholders of China Automotive Systems, Inc. (the “Company”) was held on Thursday, July 18, 2019 at the Fourth Floor Meeting Room, D8 Henglong Building, Optics Valley Software Park, No. 1 Guanshan First Avenue, Wuhan City, Hubei Province, the People’s Republic of China.  Of the 32,338,302 shares of the Company’s common stock entitled to vote at the meeting, 28,526,812 shares, or 88.21%, were represented at the meeting in person or by proxy, constituting a quorum.  The voting results are presented below.

1.	Election of Directors

The Company’s shareholders elected the five nominees below to hold office until the 2020 annual meeting of shareholders and until their successors are elected and qualified.  Each of the nominees received more than a majority of the votes cast.  The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Hanlin Chen	23,427,527	1,144,792	3,954,493
Qizhou Wu	23,434,532	1,137,787	3,954,493
Guangxun Xu	23,328,831	1,243,488	3,954,493
Heng Henry Lu	23,363,691	1,208,628	3,954,493
Tong Kooi Teo	23,364,091	1,208,228	3,954,493

2.	Approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program

The approval of an advisory (non-binding) proposal concerning the Company’s named executive officer compensation program was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote

23,434,974	1,064,364	72,981	3,954,493

3.	Approval of an advisory (non-binding) vote concerning the frequency of holding future advisory votes on executive compensation

The approval of an advisory (non-binding) vote concerning the frequency of every two years for holding future advisory votes on executive compensation was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote

19,207,259	4,751,374	613,686	3,954,493

4.	Ratification and Approval of the Appointment of Independent Auditor

The appointment of PricewaterhouseCoopers Zhong Tian LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 was ratified and approved by the following votes:

For	Against	Abstained	Broker Non-Vote

27,551,456	596,152	379,204	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: July 19, 2019	By:	/s/ Hanlin Chen
Hanlin Chen